Exhibit 99.2

 Signature [PLEASE SIGN WITHIN BOX]  Date  Signature (Joint Owners)  Date  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  KEEP THIS PORTION FOR YOUR RECORDS  DETACH AND RETURN THIS PORTION ONLY  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  V95627-TBD  This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.  For Against Abstain  ! ! !  ! ! !  ! ! !  NCR ATLEOS CORPORATION  The Board of Directors recommends you vote FOR proposals 1, 2 and 3.   To approve the transactions contemplated by the Agreement and Plan of Merger, dated as of February 26, 2026 (as amended from time to time, the “Merger Agreement”), by and among The Brink’s Company, NCR Atleos Corporation, Novus Merger Sub, Inc. and Novus Merger Sub II, LLC, including the merger of Novus Merger Sub, Inc. with and into NCR Atleos Corporation and the merger of NCR Atleos Corporation with and into Novus Merger Sub II, LLC (together, the “Mergers”) (the “NCR Atleos Merger Proposal”).   To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to NCR Atleos Corporation’s named executive officers that is based on or otherwise relates to the Mergers.   To adjourn the special meeting of NCR Atleos Corporation stockholders, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there is not a quorum or there are not sufficient votes to approve the NCR Atleos Merger Proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to NCR Atleos Corporation stockholders.  NCR ATLEOS CORPORATION 864 SPRING STREET NW ATLANTA, GA 30308  VOTE BY INTERNET  Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 29, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  During The Meeting - Go to www.virtualshareholdermeeting.com/NATL2026SM  You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 29, 2026. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  SCAN TO  VIEW MATERIALS & VOTE  

 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:  The Notice of Special Meeting and Joint Proxy Statement/Prospectus are available at www.proxyvote.com.  V95628-TBD  NCR ATLEOS CORPORATION  Special Meeting of Stockholders June 30, 2026 at 10:00 a.m. Eastern Time  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS  The undersigned hereby appoint(s) Timothy C. Oliver, Ricardo J. Nuñez and Andrew Wamser, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NCR Atleos Corporation that the undersigned is entitled to vote at the Special Meeting of Stockholders of NCR Atleos Corporation to be held virtually on June 30, 2026 at 10:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/NATL2026SM, and any adjournment or postponement thereof and to represent the undersigned at such meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying joint proxy statement/prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.  This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR proposals 1, 2 and 3.  Continued and to be signed on reverse side